                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
      Date of Report (Date of earliest event reported) December 18, 1998
                                                       -----------------


                     SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                         1-13948              62-1612879
           --------                         -------              ----------
(State or other jurisdiction of           (Commission        (I.R.S. Employer
 incorporation or organization)           File Number)       Identification No.)


100 NORTH POINT CENTER EAST, SUITE 600                           30022-8246
ALPHARETTA, GEORGIA                                              ----------
-------------------                                              (Zip Code)
(Address of principal executive offices)


      (Registrant's telephone number, including area code): 1-800-514-0186
                                                            --------------

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS

The information in the registrant's press release dated December 18, 1998 attached as Exhibit 99 incorporated in this Item 5 by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.


         See the Index to Exhibits that appears at the end of this document and which is incorporated by reference herein.




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
                                                       (Registrant)




                                          By: /s/ WILLIAM J. SHARKEY
                                              ----------------------------
                                              William J. Sharkey
                                              General Counsel and Secretary

December 18, 1998

                     SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
                           CURRENT REPORT ON FORM 8-K
                             DATED DECEMBER 18, 1998


                                INDEX TO EXHIBITS

EXHIBIT NO.                                 DESCRIPTION
-----------                                 -----------

99              Press Release of Schweitzer-Mauduit International, Inc. issued
                December 18, 1998.